                                POWER OF ATTORNEY

We, the undersigned officers and directors of Lincoln Life & Annuity Company of New York (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life & Annuity Variable Annuity Account L (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Rise C. M. Taylor, and Samuel S. Parkison our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-07785) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such registration statement.

Officer:                        Title:                                          Executed On:
--------                        ------                                          ----------------
/s/ John H. Gotta               President and Director                          12/9/03
---------------------------     (Principal Executive Officer)                   ----------------
John H. Gotta

/s/ Janet Chrzan                Second Vice President and Chief Financial       12/8/03
---------------------------     Officer (Principal Financial Officer and        ----------------
Janet Chrzan                    Principal Accounting Officer)


/s/ J. Patrick Barrett          Director                                        2/16/04
---------------------------                                                     ----------------
J. Patrick Barrett

/s/ Robert D. Bond              Director                                        12/8/2003
---------------------------                                                     ----------------
Robert D. Bond

/s/ Jon A. Boscia               Director                                        12/9/03
---------------------------                                                     ----------------
Jon A. Boscia

/s/ Donna D. DeRosa             Director                                        12/9/03
---------------------------                                                     ----------------
Donna D. DeRosa

/s/ Barbara S. Kowalczyk        Director                                        12/9/03
---------------------------                                                     ----------------
Barbara S. Kowalczyk

/s/ M. Leanne Lachman           Director                                        12/11/2003
---------------------------                                                     ----------------
M. Leanne Lachman

/s/ Louis G. Marcoccia          Director                                        December 8, 2003
---------------------------                                                     ----------------
Louis G. Marcoccia

/s/ Gary W. Parker              Director                                        Dec, 18, 2003
---------------------------                                                     ----------------
Gary W. Parker

/s/ Ron J. Ponder               Director                                        12/15/2003
---------------------------                                                     ----------------
Ron J. Ponder

/s/ Jill S. Ruckelshaus         Director                                        December 9, 2003
---------------------------                                                     ----------------
Jill S. Ruckelshaus

/s/ Todd R. Stephenson          Director                                        12/10/2003
---------------------------                                                     ----------------
Todd R. Stephenson

/s/ Richard C. Vaughan          Director                                        12/9/03
---------------------------                                                     ----------------
Richard C. Vaughan

STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

       On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Martha Jarvis
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: Sep. 30, 2007


STATE OF INDIANA    )
                    ) SS:
COUNTY OF ALLEN     )

       On this 8 day of December, 2003, before me a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                     /s/ Sharlene K. Honegger
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 2/29/08


STATE OF NEW YORK        )
                         ) SS:
COUNTY OF ONONDAGA       )

       On this 16th day of February, 2004, before me, a Notary Public, in and for said county and state, personally appeared J. Patrick Barrett, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Mary F. Roswick
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 7/31/2005


STATE OF INDIANA    )
                    ) SS:
COUNTY OF ALLEN     )

       On this 8/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Robert D. Bond, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Brenda S. Henline
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: Feb. 16, 2007

STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

       On this 9th day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Sara A. Hudson
                                                     ---------------------------
                                                     Notary Public

My Commission Expires:  12/12/2005


STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

       On this 9/th/ day of December, 2003, before me a Notary Public, in and for said county and state, personally appeared Donna D. DeRosa, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                     /s/ Martha Jarvis
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: Sep. 30, 2007



STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

       On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                     /s/ Sara A. Hudson
                                                     ---------------------------
                                                     Notary Public

My Commission Expires:  12/12/2005



STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

       On this 11/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared M. Leanne Lachman, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                     /s/ Sharonlee M. Hughes
                                                     ---------------------------
                                                     Notary Public


My Commission Expires: June 18, 2006

STATE OF NEW YORK        )
                         ) SS:
COUNTY OF ONONDAGA       )

       On this 8/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Louis G. Marcoccia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Nancy J. Freeman
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: April 24, 2007


STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

       On this 18/th/ day of December, 2003, before me a Notary Public, in and for said county and state, personally appeared Gary W. Parker, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Martha Jarvis
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: Sep. 30, 2007



STATE OF CALIFORNIA      )
                         ) SS:
COUNTY OF VENTURA        )

       On this 15/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Ron J. Ponder, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Alfred Neal Simmons
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 1/17/2004


STATE OF WASHINGTON      )
                         ) SS:
COUNTY OF KING           )

       On this 9/th/ day of Dec, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jill S. Ruckelshaus, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Diane L. Hodgson
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 10/11/05

STATE OF INDIANA         )
                         ) SS:
COUNTY OF ALLEN          )

         On this 10 day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Todd R. Stephenson, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Sharlene K. Honegger
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 2/29/08



STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

       On this 9/th/ day of December, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                     /s/ Sara A. Hudson
                                                     ---------------------------
                                                     Notary Public

My Commission Expires: 12/12/2005